UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 2)

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2013

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OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On October 2, 2013, Oasis Petroleum Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the October 1, 2013 closing of the Company’s acquisition of 136,000 net acres in the Williston Basin (the “West Williston Acquisition”) for $1,496.4 million, subject to further customary post close adjustments. On November 7, 2013, the Company filed a Current Report on Form 8-K/A (“Amendment No. 1”) for the purpose of amending and supplementing the Initial Report to provide financial statements for the properties acquired in the West Williston Acquisition (the “West Williston Acquisition Properties”) and the pro forma financial information required by Item 9.01 of Form 8-K. No other modifications to the Initial Report were made by Amendment No. 1.
This Current Report on Form 8-K/A (“Amendment No. 2”) amends and supplements the Initial Report to provide updated financial statements for the West Williston Acquisition Properties and updated pro forma financial information required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by Amendment No. 2. The Initial Report should be read in connection with Amendment No. 1 and Amendment No. 2.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
The Unaudited Statements of Revenues and Direct Operating Expenses of the West Williston Acquisition Properties for the nine months ended September 30, 2013 and 2012 are set forth in Exhibit 99.1.

(b)	Pro Forma Financial Information.
The Unaudited Pro Forma Condensed Combined Financial Information of the Company for the year ended December 31, 2013 is set forth in Exhibit 99.2.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Unaudited Statements of Revenues and Direct Operating Expenses of the West Williston Acquisition Properties for the nine months ended September 30, 2013 and 2012.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company for the year ended December 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC.
(Registrant)

By:	/s/ Thomas B. Nusz
Thomas B. Nusz
Chairman and Chief Executive Officer
Date: April 1, 2014

Exhibit No.	Description of Exhibit
99.1	Unaudited Statements of Revenues and Direct Operating Expenses of the West Williston Acquisition Properties for the nine months ended September 30, 2013 and 2012.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company for the year ended December 31, 2013.